SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 17, 2004

TransTechnology Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey	07083

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 688-2440

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. Financial Statements and Exhibits
ITEM 12. Results of Operation and Financial Condition
SIGNATURES
EXHIBIT 99.1 - PRESS RELEASE

ITEM 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit	Description
99.1	Press Release issued June 17, 2004.

ITEM 12. Results of Operation and Financial Condition.

On June 17, 2004, the Registrant issued a press release announcing its financial results for the fiscal year ending March 31, 2004. The press release is attached hereto as Exhibit 99.1.

The press release presents the Company’s operating income (income from continuing operations, before interest and taxes and non-recurring or unusual charges and gains associated with derivatives included in the prior year’s results) and EBITDA (earnings before interest, taxes, depreciation and amortization), which is are non-GAAP measures. Management believes that providing this additional information is useful to investors, as it provides direct information regarding the Company’s ability to meet debt service requirements and so that investors may better assess and understand the Company’s underlying operating performance. The Registrant does not intend for the non-GAAP measures to be considered in isolation or as a substitute for the included GAAP measures. Reconciliation of (i) EBITDA to reported income (loss) from continuing operations, and (ii) operating income to gross profits are set forth following the balance sheet information contained in the press release.

The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSTECHNOLOGY CORPORATION

	By:	/s/ Joseph F. Spanier

Joseph F. Spanier, Vice President, Chief Financial Officer and Treasurer

Date: June 23, 2004